Financial Instruments and Fair Value Measurements - Derivatives Not Designated as Hedging Instruments in the Balance Sheet (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Financial Instruments non-current assets	$ 10,101	$ 13,517
Financial Instruments current liabilities	(17,881)	(30,266)
Financial Instruments non-current liabilities	(8,617)	(15,557)
Total	(16,397)	(32,306)
Interest rate swaps
Financial Instruments non-current assets	10,101	13,517
Financial Instruments current liabilities	(17,881)	(30,266)
Financial Instruments non-current liabilities	$ (8,617)	$ (15,557)